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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):          NOVEMBER 24, 1997


                                   EVI, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                       1-13086                           04-2515019
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)


      5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                          77027-3415
(Address of Principal Executive Offices)                             (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                       Exhibit Index Appears on Page 4
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ITEM 5.   OTHER EVENTS.

         On November 19, 1997, EVI, Inc. (the "Company") entered into an agreement with Taro Industries Limited, an Alberta corporation ("Taro"), under which a Canadian subsidiary of the Company will be amalgamated with Taro pursuant to a judicially approved plan of arrangement (the "Plan of Arrangement"). Under the Plan of Arrangement, approximately 765,000 shares of the Company's common stock, $1.00 par value, will be issued to the shareholders of Taro in exchange for their shares of Taro stock.

         Taro manufactures and sells through its Starburst Division memory probes and optimizers, including both hardware and software. These products are critical to providing well automation for artificial lift. Other segments of Taro compete in the areas of gas compression and drilling equipment distribution. Taro had sales for the nine months ended September 30, 1997, of approximately $40 million. Taro is headquartered in Calgary, Alberta and its common shares are listed on the Toronto Stock Exchange.

         The Company's acquisition of Taro is subject to various conditions, including approval of the Plan of Arrangement by the Court of Queen's Bench of Alberta and the approval of the Plan of Arrangement by the Taro shareholders. Although there can be no assurance that the Plan of Arrangement will close, the Company currently anticipates that the acquisition will be consummated in the first quarter of 1998.

         A copy of the press release announcing the signing of the Taro Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

         Statements made herein that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Although the Company believes that the expectations described herein are reasonable, the actual results could differ materially from those currently anticipated. Factors that could cause results to differ materially include changes in industry conditions and demand for oil and gas, changes in the market for artificial lift systems and progressing cavity pumps and delays in the ability of the Company to fully integrate the operations of Taro with the Company's existing operations.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

        99.1     -   Press Release of the Company dated November 19, 1997,
                     announcing the signing of the Taro Agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EVI, INC.



Dated: November 24, 1997                       /s/ Frances R. Powell
                                          ---------------------------------
                                                   Frances R. Powell
                                              Vice President, Accounting
                                                    and Controller




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                               INDEX TO EXHIBITS


        Number                                Exhibit
        ------                                -------

         99.1 Press Release of the Company dated November 19, 1997, announcing the signing of the Taro Agreement.





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